SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                         ------------------------------

                       DWS Dreman High Return Equity Fund

The fund's Board has approved the termination of Dreman Value Management, L.L.C. ("DVM") as the fund's subadvisor. Effective on or about the close of business on June 1, 2009 (the "Transition Date"), DVM will cease to act as the fund's subadvisor and Deutsche Investment Management Americas Inc. (the "Advisor") will assume all day-to-day advisory responsibilities for the fund that were previously delegated to DVM.

In addition, on or about the Transition Date, the fund will change its name to DWS Strategic Value Fund.

Effective on or about the Transition Date, the following information replaces "The Fund's Main Investment Strategy" section of the fund's prospectuses:

The fund seeks to achieve a high rate of total return.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of February 28, 2009, the S&P 500 Index had a median market capitalization of $5 billion) and that portfolio management believes are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors. In fact, it may invest more than 25% of total assets in a single sector.

The fund may invest up to 20% of total assets in foreign securities.

The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks.

Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

Derivatives and Other Investments. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In particular, the fund may use futures, currency options and forward currency transactions.

Securities Lending. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


April 2, 2009                                             [DWS INVESTMENTS LOGO]
DVF1-3603                                                    Deutsche Bank Group

Effective on or about the Transition Date, the following information replaces information about the portfolio management team in the "Portfolio management" section of the fund's prospectuses:

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of the fund:

Volker Dosch
Managing Director of Deutsche Asset Management and Portfolio
Manager of the fund.
o Joined Deutsche Asset Management in 1989 and the fund in 2009.
o Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds: Frankfurt.
o Master's degree in Economics ("Diplom-Volkswirt") from the University of Frankfurt, Germany.

Oliver Pfeil, PhD
Vice President of Deutsche Asset Management and Portfolio
Manager of the fund.
o Joined Deutsche Asset Management in 2006 after 3 years as Executive Assistant to the Management Board of Deutsche Bank. Previously, Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.
o   Joined the fund in 2009.
o   Portfolio manager for US and global value equity:
    Frankfurt.
o PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various products and worked in the office of the Chairman of the Management Board.
o    US and Global Fund Management: Frankfurt.
o    Joined the fund in 2009.
o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.









               Please Retain This Supplement for Future Reference


April 2, 2009
DVF1-3603